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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  May 8, 2000


                                3COM CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-12867                 94-2605794
----------------------------         ------------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)          Identification No.)


                              5400 Bayfront Plaza
                                Santa Clara, CA
                                     95052

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 326-5000

     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On March 8, 2000 3Com Corporation and Palm, Inc. announced that 3Com's Board of Directors has declared a stock dividend of all 3Com's shares in Palm and that the shares will be distributed to 3Com shareholders of record as of 5:00 PM Eastern Daylight Time on July 27, 2000.



Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           The following exhibits are filed herewith:

           99.1 Text of Press Release, dated May 8, 2000, titled "3Com Board Sets Record Date And Distribution Date For Palm Stock Dividend."
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    3COM CORPORATION


Date:  May 12, 2000               By:  /s/  Eric A. Benhamou
                                       ----------------------------
                                       Eric A. Benhamou
                                       Chairman of the Board and Chief Executive
                                       Officer
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                                 EXHIBIT INDEX
                                 -------------

     99.1 Text of Press Release, dated May 8, 2000, titled "3Com Board Sets Record Date And Distribution Date For Palm Stock Dividend."